UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2020 (June 22, 2020)

THL Credit, Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-00789	27-0344947
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

500 Boylston Street, Suite 1200

Boston, MA 02116

(Address of principal executive offices)

Registrant’s telephone number, including area code (800) 450-4424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	TCRD	NASDAQ Global Select Market
6.75% Senior Notes due 2022	TCRZ	The New York Stock Exchange
6.125% Senior Notes due 2023	TCRW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

THL Credit, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on June 22, 2020. There were present at the Annual Meeting, in person or by proxy, stockholders holding an aggregate of 29,026,739 shares of the Company’s common stock, out of a total number of 35,298,410 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting. There were no broker non-votes for Proposals 2 and 3. Following are descriptions of the matters voted on at the Annual Meeting and the final results of such voting:

Proposal 1 — Election of Directors

The following individuals, constituting all of the nominees named in the Company’s Proxy Statement, were elected as directors to serve until the 2021 Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following votes were taken in connection with this proposal:

Director	For	Withheld	Broker Non-vote
Christopher J. Flynn	18,583,052	637,823	9,805,864
Edmund P. Giambastiani, Jr.	18,387,970	832,905	9,805,864
Nancy Hawthorne	18,300,461	920,414	9,805,864
James D. Kern	18,412,089	808,786	9,805,864
Deborah McAneny	18,575,035	645,840	9,805,864
Jane Musser Nelson	18,576,175	644,700	9,805,864

Proposal 2 — Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accounting Firm

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was approved. The following votes were taken in connection with this proposal

For	Against	Abstain
28,426,815	318,567	281,357

Proposal 3 — Approval of Adjournment of the Annual Meeting to Solicit Additional Proxies

A proposal to approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies was approved. A vote was not taken on this proposal as there were sufficient votes present to conduct the business of the Annual Meeting. The vote, prior to the Annual Meeting, to approve such proposal was as follows:

For	Against	Abstain
27,966,645	889,850	170,244

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

THL CREDIT, INC.

Date: June 24, 2020	By:	/S/ TERRENCE W. OLSON
	Name:	Terrence W. Olson
	Title:	Chief Financial Officer, Chief Operating Officer & Treasurer